UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  July 17, 2007

                         CHINA ORGANIC AGRICULTURE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)


           333-129355                                      20-3505071

     (Commission File Number)                  (IRS Employer Identification No.)


            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                  310-441-9777
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Director.

            On July 18, 2007, China Organic Agriculture, Inc (the "Registrant") elected Zhouzhe Jin to its Board of Directors. Mr. Jin has served as an agronomic consultant to the Registrant since 2005, and he will continue in this role following his appointment. His experience, as described more fully within the press release attached hereto, includes extensive advisory and consulting work. For his service on the Board, Mr. Jin is to receive approximately $2600 annually. A copy of the Registrant's July 20, 2007 press release announcing the appointment is attached to this report as Exhibit 99.1 and incorporated herein by reference.

      There are no arrangements or understandings between Mr. Jin and any other persons pursuant to which Mr. Jin was appointed a director of the Registrant. There are no transactions in which Mr. Jin has an interest requiring disclosure under Item 404(a) of Regulation S-B.

Item 7.01. Regulation FD Disclosure.

On July 17, 2007, the Registrant issued a press release which provided clarification and adjustment regarding projections made by the Registrant in a prior press release. A copy of the press release is attached to this report as
Exhibit 99.2 and incorporated herein by reference.

On July 19, 2007, the Registrant issued a press release highlighting worldwide strategic opportunities for the Registrant's agricultural products. A copy of the press release is attached to this report as Exhibit 99.3 and incorporated herein by reference.

Item 9.01. Exhibits.

99.1 China Organic Announces Appointment of Preeminent Agronomist Zhouzhe Jin as an Independent Director - Appointment Further Validates Company's Ongoing Commitment to Strengthening Board of Directors with Proven Industry Leaders

99.2 China Organic Updates 2007 Revenue Guidance Following Recent Partnership Announcement with Xinmiao - Company Forecasts Record Revenues of Approximately $18 Million with Earnings of $6.7 Million

99.3 China Organic Announces Releases Comprehensive Whitepaper Highlighting Worldwide Strategic Opportunities for Company's Agricultural Products - Whitepaper Provides In-Depth Analysis of the Growing Demand from China's Burgeoning Affluent Class Market for High-Quality Organic Foods

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2007                              CHINA ORGANIC AGRICULTURE, INC.


                                                 Name:  /s/ Jian Lin
                                                        ------------------------
                                                        Jian Lin
                                                 Title: Chief Executive Officer